                          AMENDMENT TO
                  NEW ENGLAND ELECTRIC SYSTEM
              DIRECTORS DEFERRED COMPENSATION PLAN



      Pursuant to the provisions of Article V of the New England Electric System Directors Deferred Compensation Plan, said Plan is hereby amended effective as of December 1, 1997, as follows:

      Section 4.04(A) is amended to read:

          "4.04     Payment of Balances.

          (A)  Election of Time of Payment.

               (i) At the time of electing to defer Compensation, in accordance with subsection 4.01, the Participant shall also elect whether to receive payment after ten years or upon Retirement.

               (ii) Six months or more prior to the scheduled commencement of payment(s) (or later if Retirement is unplanned but not after commencement of payments), a Participant, who has previously elected to receive payment upon Retirement, may request the Compensation Committee, at its sole discretion, to approve a change in the payout schedule to either a lump sum, or three, five, or ten annual payments commencing upon Retirement."

     Section 4.04(C) is amended to read:

          "(C) Payments at Retirement. If the Participant has elected payment at Retirement, the Participant's full Cash and Share Account Balances shall be paid in ten annual payments (or if the Participant has elected at the time of electing the deferral, in a lump sum or in three, five, or ten annual payments) commencing at such date."




                              /s/ George M. Sage
                              ________________________________________
                              Chairman
                              Pursuant to Vote of November 24, 1997, of
                              the Compensation Committee

                          AMENDMENT TO
                  NEW ENGLAND ELECTRIC SYSTEM
              DIRECTORS DEFERRED COMPENSATION PLAN



     Pursuant to the provisions of Article V of the New England Electric System Directors Deferred Compensation Plan, Section 4.04(G) of said Plan is hereby amended effective as of February 28, 1998, to read as follows:

          (G) Form of Payments. Except as provided herein, any distribution from a Cash Account will be in cash. Any distribution from a Share Account will be in the form of Shares. Transaction costs associated with the sale of Shares at the time of distribution will be reimbursed by the Company.



                              /s/ George M. Sage
                              __________________________________________
                              Chairman
                              Pursuant to Vote of February 24, 1998, of
                              the Compensation Committee